THE PHOENIX EDGE(R) - VUL

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT ISSUED BY PHL VARIABLE INSURANCE COMPANY

          SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003 AND JUNE 2, 2003



THE FOLLOWING IS ADDED AT THE END OF THE "POLICY OPTIONS" DESCRIPTION IN THE RISK/BENEFIT SUMMARY IN YOUR PROSPECTUS:

For policies issued on and after September 3, 2003, only Policy Option A is available to policies issued as part of a qualified plan.

THE FOLLOWING IS ADDED AT THE END OF THE DESCRIPTION OF THE LIFEPLAN OPTIONS RIDER IN THE "OPTIONAL INSURANCE BENEFITS" SECTION OF YOUR PROSPECTUS:

For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.


September 3, 2003                    Keep this supplement with your prospectus for future reference.





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